Income Taxes	6 Months Ended	12 Months Ended
	Jul. 13, 2013	Dec. 29, 2012
Income Taxes

9. INCOME TAXES

Income tax expense was as follows (dollars in thousands):

	12-week periods ended		28-week periods ended
	July 13, 2013	July 14, 2012	July 13, 2013	July 14, 2012
Current	$(1)	$(55)	$—	$(55)
Deferred	(377)	(297)	(805)	(667)

Total income tax expense	$(378)	$(352)	$(805)	$(722)

The income tax expense for the 12-week period ended July 13, 2013 primarily reflects the recognition of additional valuation allowance associated with the Company’s indefinite-lived tradename and goodwill deferred tax liabilities. The overall effective tax rate was (7.7)%. The effective tax rate would have been 43.0% without the impact of adjustments to the valuation allowance.

The income tax expense for the 12-week period ended July 14, 2012 primarily reflects the recognition of additional valuation allowance associated with the Company’s indefinite-lived tradename deferred tax liability. The overall effective tax rate was 3.6%. The effective tax rate would have been 39.6% without the impact of federal tax credits and adjustments to the valuation allowance.

The income tax expense for the 28-week period ended July 13, 2013 primarily reflects the recognition of additional valuation allowance associated with the Company’s indefinite-lived tradename and goodwill deferred tax liabilities. The overall effective tax rate was (9.2)%. The effective tax rate would have been 19.5% without the impact of adjustments to the valuation allowance.

The income tax expense for the 28-week period ended July 14, 2012 primarily reflects the recognition of additional valuation allowance associated with the Company’s indefinite-lived tradename deferred tax liability. The overall effective tax rate was 6.6%. The effective tax rate would have been 39.6% without the impact of federal tax credits and adjustments to the valuation allowance.

11. INCOME TAXES

Income tax expense (benefit) for Fiscal 2012, Fiscal 2011 and Fiscal 2010 was as follows (dollars in thousands):

	Fiscal 2012	Fiscal 2011	Fiscal 2010
Current:
Federal	$3	$30	$192
State	41	16	3

Total current	44	46	195

Deferred:
Federal	(7,716)	1,526	(19,476)
State	(1,459)	(506)	(1,624)
Change in valuation allowance	10,539	229	11,901

Total deferred	1,364	1,249	(9,199)

Total income tax expense (benefit)	$1,408	$1,295	$(9,004)

Reconciliations of the statutory federal income tax (benefit) expense to the effective tax expense (benefit) for Fiscal 2012, Fiscal 2011 and Fiscal 2010 are as follows (dollars in thousands):

	Fiscal 2012	Fiscal 2011	Fiscal 2010
Statutory federal income tax (benefit) expense	$(7,540)	$2,494	$(12,585)
Valuation allowance	10,539	229	11,901
State income tax benefit, net of federal benefit	(1,471)	(496)	(1,622)
Non-deductible expenses	69	143	170
Benefit of federal tax credits	(63)	(1,107)	(1,182)
Non-taxable gain on bargain purchase	—	—	(5,489)
ASC 740 adjustment	—	—	192
Other	(126)	32	(389)

	$1,408	$1,295	$(9,004)

The components of deferred income tax assets and liabilities are comprised of the following (dollars in thousands):

	December 29, 2012	December 31, 2011
Current deferred tax assets (liabilities):
Inventory and other reserves	$(2)	$313
Prepaid taxes, insurance and service contracts	5,536	3,826
Other	3,176	2,559
Valuation allowance	(6,786)	(4,727)

Current net deferred tax assets	1,924	1,971

Non-current deferred tax assets (liabilities):
Capital leases	11,441	10,091
Property and equipment depreciation	(2,544)	755
Goodwill and intangible assets	(12,335)	(13,938)
Federal and state net operating loss carryforwards and federal credits	26,179	19,308
Valuation allowance	(31,247)	(21,299)
Other	2,880	774

Non-current net deferred tax liabilities	(5,626)	(4,309)

Net deferred tax liabilities	$(3,702)	$(2,338)

The Company has U.S. federal and state net operating losses of $59.1 million and $50.0 million, respectively, which expire beginning in 2027. In addition, the Company has federal tax credits of $3.2 million which expire beginning in 2027.

The Company has performed the required assessment of positive and negative evidence regarding the realization of the net deferred income tax assets in accordance with ASC 740. The Company considers all available positive and negative evidence, including future reversals of existing temporary differences, projected future taxable income and recent financial operations, to determine whether, based on the weight of that evidence, a valuation allowance is needed for some portion or all of a net deferred income tax asset. Judgment is used in considering the relative impact of negative and positive evidence. In arriving at these judgments, the weight given to the potential effect of negative and positive evidence is commensurate with the extent to which such evidence can be objectively verified. In evaluating the objective evidence provided by historical results, the Company considers the past three years.

Based on an assessment of the available positive and negative evidence, including the Company’s historical results, the Company determined that there are uncertainties relating to its ability to utilize the net deferred tax assets. In recognition of these uncertainties, the Company provided a valuation allowance of $13.9 million on the net deferred income tax assets during Fiscal 2009. During Fiscal 2012, Fiscal 2011 and Fiscal 2010, the Company established additional valuation allowance of $10.5 million, $0.2 million and $11.9 million, respectively, with offsetting charges to income tax expense (benefit). Additionally, during Fiscal 2012, the Company established additional valuation allowance of $1.5 million related to amounts recorded in other comprehensive loss. If the Company determines that it is more likely than not that it can realize its deferred tax assets in the future, the Company will make an adjustment to the valuation allowance.

During 2007, the Company adopted new standards for accounting for uncertainty in income taxes. As of the adoption, the total amount of gross unrecognized tax benefits for uncertain tax positions, including positions impacting only the timing of tax benefits, was $0.9 million. In connection with the completion of the IRS’s examination of the Company’s federal income tax returns for the 2007 and 2008 tax years, this unrecognized tax benefit was settled during Fiscal 2010, with no resulting income tax amounts payable. As part of the settlement, the Company paid interest and penalties of $0.2 million, which was accrued during Fiscal 2008 and Fiscal 2009. The Company recognizes interest and penalties related to unrecognized tax benefits as a component of income tax expense. The Company did not have any unrecognized tax benefits during Fiscal 2012 and Fiscal 2011, and the Company does not expect significant unrecognized tax benefits over the next twelve months.

The Company files U.S. federal income tax returns and income tax returns in various state jurisdictions. The Company’s U.S. federal income tax returns for tax years 2009 and beyond remain subject to examination by the IRS. State returns remain subject to examination for tax years 2007 and beyond depending on each state’s statute of limitations.